FluoroPharma

Molecular Imaging to Enhance Patient Outcomes in Cardiovascular Disease

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor created thereby. You can identify forward-looking statements by words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates," and similar expressions. Specifically, statements regarding FluoroPharma's future business, including any revenue projections, costs, earnings or other financial items, as well as statements relating to the objectives of management and other business plans, including anticipated new products and investments, are forward looking statements. These forward-looking statements are not guarantees of future performance but are rather based upon management's current expectations and assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the demand for diagnostic imaging; the growth of the markets addressed by our products; the demand for and market acceptance of our products; our ability to successfully compete in the markets in which we do business; our ability to successfully address the cost structure of our products; the ability to develop and implement new technologies and to obtain protection for the related intellectual property; and our ability to realize financial and strategic benefits of past and future transactions. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting FluoroPharma's business generally. These risks and uncertainties, and others, that relate to FluoroPharma's business and financial condition are detailed from time to time in FluoroPharma's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date indicated, and FluoroPharma disclaims any obligation to update or revise the information contained in any forward-looking statements, whether as a result of new information, future events or otherwise.

Experienced Management Team and Advisors

Fluoro Pharma



Thomas H. Tulip, Ph.D. President and CEO

- Healthcare executive with >30 years medical industry experience
- Former Executive at Navidea, Alseres, Lantheus and Bristol-Myers Squibb
- Development, commercialization and internationalization of Cardiolite



Edward L. Lyons, Jr. Vice President, Development

- Healthcare professional with >25 years nuclear cardiology experience
- Led the nuclear cardiology portfolio at GE Healthcare
- Led clinical development, marketing and medical affairs at DuPont Pharma, Bristol-Myers Squibb and GE Healthcare

Scientific Advisory Board

H. William Strauss, MD	• Pioneer of Cardiac Nuclear Medicine; Attending Physician Emeritus of Molecular Imaging at Memorial Sloan Kettering Cancer Center, New York NY
Peter Conti, MD, PhD	• Professor of Clinical Radiology and Director of the PET Center at the University of Southern California Medical Center, Former President of the Society of Nuclear Medicine
Manuel Cerqueira, MD	• Director of Molecular Imaging, Cleveland Clinic
Heinrich Schelbert, MD	• Professor of Molecular & Medical Pharmacology, UCLA School of Medicine

Agenda

- Background on FPMI
  - Company
  - Medical Need
  - CardioPET and BFPET
- Value: Current and Prospective
- GFP Merger Plans
- Potential Product: mFBG
- Summary

Imaging Agent
Success Case Study

NUCLEAR CARDIOLOGY

Imaging Agent Success Case Study

Fluoro Pharma

Nuclear Cardiology: ***Dramatic Growth***

1990	**1 Million US Blood Flow Studies**
1991	**Cardiolite introduced** • Tc-99m SPECT* agent
2005	**8 Million US Blood Flow Studies** • Tc-99m agent US end-user revenue: $1.3B ~$70/dose



9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Number of procedures
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Nuclear Perfusion Studies 1996-2005

*SPECT=Single Photon Computed Tomography

Fluoro Pharma

Nuclear Cardiology: *Reasons for Success*

- Clearly addressed unmet needs (ischemia, blood flow)
- Demonstrably impacted patient management
  - Prognosis as well as diagnosis
- Embraced by referring Cardiologists
  - Many acquired cameras and performed studies in practice setting
- Streamlined supply chain

Nuclear Cardiology: What's Changed?

Fluoro Pharma

- Patients and symptoms
  - *Diabetes, Obesity, Women, Heart Failure*
- 40% of today's patients underserved by SPECT technology
- New generation of heart imaging agents needed
  - *Higher resolution, quantifiable, less prone to misleading artifacts*
  - *Focused on more than just blood flow:*
    - *Metabolism, viability, cellular dynamics*
  - *Lower radiation doses*

PET Can Provide Better Answers

Fluoro Pharma

Higher resolution	• Easier to interpret • Older agent artifacts eliminated • More readily quantifiable images 	Result: Higher diagnostic and prognostic accuracy
Lower radiation exposure	• Patients and staff 	Improved outcomes: Patient Health & Economic
Established Supply Chain	• More than 100 distribution centers and 3000 PET cameras	Easy, secure access to doses and camera time

Molecular Imaging Allows 3D Imaging and Cardiac Motion



53 yo Male
Mid-HLA
Mid-VLA
R76 gated (AC)
Perfusion
Anterior
Inferior
Apex
Gating Frame

Nuclear Cardiology

PERFUSION AND BEYOND

Why Focus on Heart Disease?

Fluoro Pharma

1 in 3

…People will die of heart disease



Every 34 seconds

…A new heart attack occurs





Every 3 seconds

…A cardiac perfusion scan is performed



Why Focus on Heart Disease?

- 69% of US adults are overweight or obese
- Only half of Americans meet physical activity guidelines
- More than 100 M adults have high cholesterol
- 80 M adults have high blood pressure
- Cardiovascular procedures and operations increased 28% from 2000 to 2010

American Heart Association

Note: Circulation 2015;131:e29-e322

Cardiovascular Disease; Major Global Health Burden

Fluoro Pharma



Key facts – US and WW

WHO: "Neglected Global Epidemic"

- 16.7 M deaths WW: 1/3 of all deaths, 78% from low/middle income countries.
- 1/3 of deaths in China, ½ in Europe
- 2.4M deaths in US: top cause (38.5%)

Key unmet needs

- Get closer to the disease source – Early detection
- Appropriate treatment selection to manage escalating costs


Blood Chemistry
High Blood Pressure
Coronary Artery Disease (CAD)
Stable Angina
Acute Myocardial Infarction (MI)
Malignant Arrhythmias (SCD)
Congestive Heart Failure (CHF)
Congenital Heart Disease
Death

Heart Failure Reaching Epidemic Proportions

- The average life expectancy after HF diagnosis is 8 years, but 50% die within 5
- HF prevalence is expected to increase 46% from 2012 to 2030
- Total US cost in 2012 was $31 B
- Pacemaker rates rising dramatically
- Hospitalization rates increasing in patients under 65 YoA


HF Cost, US
$ Billion
80
60
40
20
0
127%
2012
2030


Pacemaker Placements
8
24
329
17
32
64
677
Carotid sinus syncope
After ablation
Complete AV block
AV block unspecified
Mobitx II AV block
Other second-degree AV block
Sinus node dysfunction

Percent change in congestive heart failure hospitalization rates, by sex and age: United states, 2000 to 2010


Females
Males
Percent change
40
20
0
-20
-40
-60
8
†21
†-44
-24
†-27
-5
†-17
7
Under 65
65-74
75-84
85 and over
Age in years

† Change from 2000 to 2010 was statistically significant at the 0.05 level using a weighted least squares regression method to measure linear trends over time. Data for every year were included in this test

Source: CDC/NCHS, national hospital discharge survey, 2000-2010
Mozaffarian et al., Circulation 2016

Greatest Areas for Cost Reduction

- Appropriate therapeutics aimed to prevent and best treat disease related to diabetes, obesity and heart disease hold greatest promise
- Pharmaceuticals enabling personalized, outcomes-driven medicine offer best route to reducing the overall costs of healthcare

Medical Concerns that Present Best Targets for Healthcare Cost Reduction*


Diabetes
35%
Obesity
29%
Heart disease
20%
Mental health
5%
Chronic lung disease
4%
End-stage renal disease
3%
Cancer
2%
Alzheimer's disease
1%
Stroke
1%
Base = 289

HealthLeaders Study of 300 Top Health System Executives 6/11

Drivers of Referrals to Cardiac PET

Fluoro Pharma

Drivers and Benefits

A Lowers Radiation Dose

- With improved diagnostic accuracy

B Allows fusion of anatomical and biochemical studies

- Superior image quality
- Improved quantification

C Enables more precise approach for patients…the best test to achieve diagnostic significance


Percent
Spect
Pet
35
30
25
20
15
10
5
0
Catherization
Revascularization

Improved Patient Management - SPECT vs.PET PET enables decrease in costly downstream catheterizations & revascularizations

Source: Merhige et al. JNM 2007; 48:1068

Nuclear Cardiology Beyond Blood Flow

CardioPET and BFPET

FPMI Development Portfolio

Fluoro Pharma

CardioPET (^{18}F FCPHA)

For assessment of patients with chronic Coronary Artery Disease (CAD) and metabolic disorders

- **19 million potential patients**
- Modified fatty acid designed to enable metabolic imaging
- Detects regions of fatty acid uptake with CAD

- Phase 1 (US)
- Phase 2A (Europe; recruitment complete)
- Phase 2B (US) planned 2016
- U.S. patent through 2025

3D Images from CAD subject



BFPET (^{18}F FTPP)

Potential to measure both blood flow and regional cardiac electrical integrity

- **12 million potential procedures**
- For use in combination with stress-testing in patients with presumptive chronic CAD
- To replace SPECT in institutions with PET capability

- Phase 1 (US)
- Phase 2A (US) planned 2016
- U.S. patent through 2025

Perfusion images



CardioPET (FCPHA) Results



18F
5
3
O
OH

Fatty acid analog that detects regions of metabolic insufficiency

PHASE I TRIAL COMPLETED – Incl. 6 CAD pts

Results;

- CardioPET promising safety with no AEs detected
- Clinical findings consistent with SPECT
- Quality of CardioPET images visually superior to SPECT

PHASE II TRIAL: ENROLLMENT COMPLETED

Preliminary Results:

- Well tolerated, no AE's related to study drug
- PET/CT reveals excellent quality for functional imaging vs. SPECT
- Temporal differences with SPECT are evident



Normal Subject
CAD Subject
Infarcted region of the heart

15 minute scan identifies infarcted tissue and peri-infarct ischemia in a patient with previous MI



* SNMMI 2014 Mid-Winter Meeting , Palm Springs CA, Final analysis ongoing.

Cardiac Metabolism: A Delicate Balance

Fluoro Pharma

Glucose oxidation

- Provides 10% to 40% of energy
- More o2 efficient pathway
- ATP/o_2=3

Glucose → Pyruvate → Acetyl coA



Fatty acids → Acyl coA → Acetyl coA

Fatty Acid β-oxidation

- Provides 60% to 90% of energy
- Requires more o2 than glucose.
- ATP/o_2=2.6

Acetyl coA → Energy (ATP)

Schematic representation of Myocardial Use of FA and CHO in the Human Heart

Myocardial FA/CHO Fuel Mix



Lipotoxic ← Physiological → Glucotoxic

State-of-the-Art-Paper
Cardiac PET: A Versatile, Quantitative Measurement Tool for Heart Failure Management
Henry Gewirtz, MD
Boston, Massachusetts

Fatty Acid Metabolism: The Intersection of Diabetes and Heart Failure

Identify metabolic profile


Diabetes and obesity
Heart failure
↑ FA delivery
Impaired FA oxidation
Intramyocardial lipid overload
Intramyocardial lipid overload
↑PPARα activity
↑MHC-β
↑TNF-α
Contractile dysfunction
Cardiac remodeling

Medically modulate FA and glucose oxidation

Indications for Pacemaker Placement 1990-2002


Carotid sinus syncope (8)
After ablation (24)
Complete AV block (329)
AV block unspecified (17)
Mobitz II AV block (32)
Other second-degree AV block (64)
Sinus node dysfunction (677)

Chart 16-2. Primary indications (in thousands) for pacemaker placement between 1990 and 2002 from the National Hospital Discharge Survey. AV indicates atrioventricular. Data derived from Birnie et al.[37]

Pacemaker placements rose to nearly 400,000 per year in the US in 2010 (from 180,000 per year in 1979)

BFPET

Nuclear Cardiology Beyond Blood Flow

BFPET (18-F FTPP) Background

Fluoro Pharma

- Tetraphenylphosphonium salts penetrate the hydrophobic barriers of mitochondria
- Recognized markers of mitochondrial membrane electric and kinetic potential
- Mitochondrial damage contributes to a wide range of diseases; including cancers, diabetes, degenerative diseases, and the pathophysiology of aging
- First proposed as tumor markers due to high mitochondrial membrane potential in tumor cells versus normal epithelial cells

Min et al, JNM 2004;45:636

BFPET: Preliminary Results



Lipophilic compound that tracks coronary blood flow and cell membrane integrity

Phase I trial completed (12 Normal Healthy Volunteers)
- 6/12 whole body scans/dosimetry
- No adverse events
- Rapid extraction, stable heart uptake

Phase II trial: initiated
- To evaluate diagnostic performance in suspected coronary disease; evaluate potential for EP applications
- Primary site opened for recruitment
- Additional clinical site recruitment ongoing



BFPET/CT fusion images in a 60-year old female subject at 30 minutes after injection





BFPET: Example of Performance in Perfusion

BFPET images demonstrated higher resolution than SPECT

SPECT	BFPET
On SPECT this patient appeared to have a defect...	...while BFPET clearly showed that patient's myocardium was healthy



Stress

Rest



L
R
L
R

Source: Results of investigator-sponsored trial at PLA 301 Hospital in Beijing, China.

FTPP: Mitochondrial Membrane Integrity

Fluoro Pharma



P
+
X
Δψp
30–60 mV
5–10 x
Nucleus
Δψm
150–180 mV
Mitochondrion
100–500 x
Matrix
Plasma
membrane

Disorders of Heart Rhythm

- Bradycardia
- Atrio-ventricular (AV) Block
- Sinus node dysfunction
- Supra-ventricular tachycardia (SVT)
- Subclinical Atrial Tachyarrhythmias
- Ventricular Tachycardia (VT)
- Atrial Fibrillation and Atrial Flutter (AF)

Mozaffarian et al. Circulation 2016

Atrial Fibrillation

- Estimates of AF ranged as high as 6.1 million in the US in 2010, and is expected to rise to 12.1 million in 2030
- In Europe, the prevalence of AF in adults was estimated to be 8.8 million in 2010, and is expected to rise to 17.9 million in 2060
- The global prevalence of AF is estimated at 33.5 million
- AF and HF share risk factors; 40% with either one will develop the other condition


250 to 325
325 to 400
400 to 475
475 to 550
550 to 625
625 to 700
700 to 775

Electroanatomic Mapping

- Invasive Radiofrequency Ablation is increasingly being used to treat more complex arrhythmias
- The success of ablation treatments and subsequent device implantations depends upon precise localization of the nodal sources of rhythm disturbances
- Invasive Electro-Anatomic Mapping (EAM) is being used to create activation maps, voltage, scar and substrate maps, and define the cardiac geometry for tagging of landmarks and ablation lesions


Endocardial Mapping
Epicardial Mapping
AP
LAO
LL
LV
RV

18-F FTPP Feasibility Study

Objective:
Describe a new non-invasive method to quantitatively measure and image myocardial membrane potential

Methods:
3 pigs; 2 normal and 1 with experimentally-induced infarct were studied with dynamic PET imaging. The total volume (V_T) of 18-F FTPP was measured in voxels by the indicator dilution principle and Logan transformation.

Results:
A novel equation was derived to express total volume versus membrane potential, as both methods were quantitatively similar. Membrane potential was 140-160 mV for healthy tissue and 40-70 mV in infarcted tissue

Conclusion:
Confirms the feasibility of quantitative mapping. The results raise the potential for clinical translation as a non-invasive adjunct to invasive electroanatomic mapping

Alper et al. JNM 2015; 56:522

BFPET Summary

- Rhythm disorders of the heart driving device utilization higher worldwide
- Atrial Fibrillation (AF) is associated with increased mortality in individuals with other cardiovascular conditions, including HF, MI, CABG and stroke
- The use of pacemakers and invasive ablative therapies are increasing with the growing incidence and prevalence of rhythm disorders
- BFPET is a lipophilic cation that could potentially map mitochondrial (and therefore electrical) integrity of the myocardium non-invasively
- This application would be a useful adjunct in patients receiving MPI for ischemic disease and LV synchrony assessment in HF
- Fluoropharma plans to enter Phase 1 human validation in 2016

Extended Scientific Advisory Board

Timothy M. Bateman, MD
Clinical Professor of Medicine
University of Missouri-KC School of Medicine
Past-President, American Society of Nuclear Cardiology



Heinrich Schelbert, MD
Professor of Pharmacology and Radiologic Science
UCLA School of Medicine
Los Angeles



Peter S. Conti, MD
Professor of Radiology
University of Southern California-Keck School of Medicine
Past-President, Society of Nuclear Medicine



Vasken Dilsizian, MD
Professor of Diagnostic Radiology and Nuclear Medicine
University of Maryland School of Medicine
Past-President, SNMMI Cardiovascular Council



Jagat Narula, MD
Professor of Medicine, Radiology and Cardiology
Associate Dean for Global Affairs
Mount Sinai Hospital, New York



H. William Strauss, MD
Attending Physician Emeritus
Memorial Sloan Kettering Medical Center
Past President, Society of Nuclear Medicine



Fluoro Pharma

LETTER OF INTENT TO MERGE

With Ground Fluor Pharma

Fluoro Pharma

We believe that a merger of
FluoroPharma Medical Inc.
and
***Ground Fluor Pharma**,*
with three low risk, 1st- and best-in-class advanced imaging assets primed for success in the established, multi-billion dollar cardiovascular and oncolgy imaging markets, would represent a very attractive investment opportunity

NEWCO Executive Summary

Fluoro Pharma

NEWCO

A combination of Fluoro Pharma Medical, Inc. (FPMI) and Ground Floor Pharma (GFP) which would produce a vibrant new entry in the rapidly advancing, Positron Emission Tomography (PET) space. This entity would feature:

- An **enabling platform technology** (SWIFT) focused on a central need in the industrialization of next generation PET imaging biomarkers, with **immediate revenues from licensing**
- **Revenue** from sales of otherwise difficult to produce reagents,
- A **Phase 3- ready imaging drug** with positive FDA guidance and the ability to reach the market in an area of high value, unmet need with expected **revenue within two years**
- Breakthrough **cardiovascular** imaging agents which promise to revolutionize assessment of today's evolving heart disease patients, a **multibillion dollar market opportunity**

NEWCO Portfolio Summary - GFP

Fluoro Pharma

- **Platform ^{18}F- production technology**
  - Long lasting, world wide IP from U. of Nebraska and MGH
- **mFBG**
  - Superior to current standard of care - $500M US opportunity
  - Pioneer Orphan indication for Pediatric Neuroblastoma
  - Favorable FDA attention : Expedited development and review
  - Revenue expected in 2 years
  - Cardiovascular indication (Heart Failure) –Device implications
- **F-DOPA**
  - Proven biomarker for Parkinson's Disease, Lewy Body Dementia, Glioblastoma
  - Previously too expensive to produce
  - Reagent revenues
  - Opportunity for literature NDA

^{18}F-mFBG

(*meta-Fluorobenzylguanidine)*

From Ground Fluor Pharma

^{18}F mFBG

Fluoro Pharma

- Success in Phase I/II human studies
- Improved imaging agent for orphan indication
  - Commercial revenues within 2 years
- Follow-on re-purposing to large unmet need in cardiology provides significant growth potential

Current Product: ^{123}I-mIBG

Imaging pheochromocytoma and neuroblastoma

- FDA-approved product for diagnosing and monitoring these cancers: AdreView (^{123}I mIBG) from GE Healthcare:
  - Annual US revenue: $15 -20 M
  - Price ~$4000/dose
  - 5,000 scans per year in U.S.
  - Pediatric patients have numerous mIBG scans every year

18-F mFBG

- ^{18}F PET performance better than ^{123}I SPECT, enabling better patient management
  - Improved target to background
  - Improved accuracy in identifying small lesions
  - Improved laboratory efficiency and patient convenience
    - Imaging at 2 rather than 24 hours
- **Traditional mFBG manufacturing hampered by low yields**
  - Typical yield less than 5% with standard chemistry makes product uneconomic
  - Initial data with SWIFT indicated up to 35% yield
- **Proof of concept human study at Memorial Sloan Kettering (MSKCC) ongoing**
  - Largest center in the U.S. for these patients

FDA Guidance: Enhanced development

- **Orphan Drug Status**
  - Pediatric Neuroblastoma
  - Favorable attention
  - Expedited review
  - Fees waived
- **Favorable attention**
  - Acceptance of much of mIBG data as applicable
  - Limited numer of patients for pivotal study
- **Result: expected approval 1Q18**

Developing mFBG for Cardiology

A significant opportunity

Assessment of Cardiac Innervation

Fluoro Pharma

NE plays a critical role in cardiac autonomic function



Presynapse
Synaptic cleft
Postsynapse
NE
RE
UP
AC
ATP
cAMP
G
PKA
CA++

High levels of circulating NE have long been associated with poor survival in heart failure



Probability of Survival
1.0
0.8
0.6
0.4
0.2
0
0
20
40
60
Elapsed Time, mo.
Plasma NE pg/ml
<400
400-800
>800

Impaired NET in HF prevents reuptake of circulating NE



Impaired Norepinephrine Transport
Axon
DHPG
DHPG
Synaptic vesicle
Impaired norepinephrine transporter
<80%
>20%
Norepinephrine
Adrenergic receptors
Cell membrane
Cytoplasm

Cohn et al, NEJM 1984: 311 Shannon et al NEJM V.342:8

18-F mFBG: Cardiology Indication

- Pivotal Study: 2018-19
  - 250 patients
  - $20 M
- Approval: 2020
- Market opportunity: $500 M (US Only)
- Gross margins: greater than 65%


Figure 1: CRM Device Market, by Product Type, Global (USD), 2010–2016
Market Value (USD M)
10,000.0
8,000.0
6,000.0
4,000.0
2,000.0
0.0
2010
2011
2012
2013
2014
2015
2016
Year
Pacemakers
ICDs
CRT Devices
© 2012 Millennium Research Group, Inc.
Source: Millennium Research Group

Global device market approaching $10B

Potential Catalysts

Frequent News Flow

Near-term value-creating milestones

– Initial International Partnerships	China, Canada
– *Merger Proposal – New, Exciting Story*	
– Camera and Pharmacy Company Partnerships	2-4Q16
– BFPET Phase 2A initiation	2Q16
– CardioPET Phase 2B Initiation	2H16
– mFBG Phase 3 Initiation	2H16
– BFPET Grant Award	2H16
– Initiation of BFPET Phase 2B	1Q17
– Completion of mFBG Phase 3	2H17
– mFBG NDA Submission	2H17
– mFBG NDA Approval	1Q18
– Initiation of CardioPET Phase 3	2H17

Multiple Exit / Monetization Opportunities

– Completion of BFPET Phase 2A	6 months
– Completion of CardioPET Phase 2B	9 months
– Initiation of BFPET Phase 2B	9 months
– Completion of mFBG Phase 3	12 months
– mFBG NDA Submission	15 months
– mFBG NDA Approval	20 months
– Initiation of CardioPET Phase 3	15 months
– Initiation of BFPET Phase 2B	18 months
– Completion of CardioPET Phase 3	27 months
– CardioPET NDA Submission	31months
– CardioPET NDA Approval	43 months

Summary

- Breakout proprietary Oncology, Neurology and Cardiovascular imaging technologies
- Low risk in many dimensions: Technical, Regulatory, Execution, Commercial
- Short study timelines/regulatory pathway
- Immediate revenue stream from platform technology
- Potential to improve diagnosis and reduce system costs in large populations
- Well-established worldwide IP
- Multi-billion dollar, preconditioned markets; "Companion Device" opportunity
- Proven, experienced management team
- Strong value creation, with multiple opportunities for exit(s)